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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 18, 2007
                                                           ------------

                               CNB FINANCIAL CORP.
                               -------------------
             (Exact name of registrant as specified in its charter)

        Massachusetts                  0-51685               20-3801620
        -------------                  -------               ----------
(State or other jurisdiction of      (Commission            (IRS Employer
 incorporation or organization)      File Number)          Identification No.)


33 Waldo Street, P.O. Box 830, Worcester, MA                01613-0830
---------------------------------------------               ----------
(Address of principal executive offices)                    (Zip Code)

                                 (508) 752-4800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
            ---------------------------------------------

      (a) KPMG LLP ("KPMG") was previously the principal accountants for CNB Financial Corp. (the "Company"). On May 18, 2007, the Company dismissed KPMG. The decision to change accountants was recommended by the Company's Audit Committee and approved by its Board of Directors. In connection with the audits of the two fiscal years ended December 31, 2006 and 2005 and the subsequent interim period through the date of dismissal, there were no disagreements or reportable events with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to KPMG's satisfaction would have caused it to make reference to the subject matters of the disagreements in connection with their report. In addition, KPMG's reports on the Company's financial statements for the two fiscal years ended December 31, 2006 and 2005 contained no adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles except as follows: KPMG's report on the consolidated financial statements of CNB Financial Corp. and subsidiary as of and for the years ended December 31, 2006, contained a separate paragraph stating that "As discussed in Note 2 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 123
            (R), Share-Based Payment, using the modified prospective transition method effective January 1, 2006."

            The Company requested that KPMG furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made in response to Item 304(a) of Securities and Exchange Commission Regulation S-B in this Item 4.01, and if not, stating the respects in which they do not agree. That letter is filed as Exhibit 16.1 to this Report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (d)   Exhibits

            Number            Description
            -----             -----------

            16.1 Letter from KPMG, LLP regarding its agreement with the disclosure provided under Item 4.01(a)

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CNB Financial Corp.



Date:  May 23, 2007                     By: /s/ William M. Mahoney
                                            ------------------------------------
                                            William M. Mahoney
                                            Chief Financial Officer